Trade Payables and Other Current Liabilities	12 Months Ended
Dec. 31, 2020
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Trade Payables and Other Current Liabilities
NOTE 22: TRADE PAYABLES AND OTHER CURRENT LIABILITIES

(€’000)	As at December 31,
	2020	2019
Total Trade payables	4,736	6,969
Other current liabilities
Social security	319	482
Payroll accruals	1,653	1,750
Onerous contracts - current liabilities	488	—
Other current grant liabilities	1,838	666
Other current liabilities	1,317	350

Total Other current liabilities	5,614	3,248

Total Trade payables and other current liabilities	10,350	10,217

Trade payables
Trade payables are non-interest-bearing liabilities and are normally settled on a 90-day terms. Their decrease is mainly attributable to monthly effect in the timing of the expenses and the related payments.
Other current liabilities
As of December 31, 2020, the decrease on social security, payroll accruals by €0.3 million compared to December 31, 2019 related to timing differences of payments on these accruals and employee movements in 2020.
As of December 31, 2020, the Group recorded a provision for onerous contracts in order to cover the contractual obligations, mainly on clinical activities follow-up and studies closing costs, after the Group’s decision to discontinue the development of first-generation, autologous CAR T candidate CYAD-01. The provision recorded to cover for contractual obligations through 2021 reaches an amount of €0.5 million.
The other non-current liabilities attached to grants is mainly explained by the excess of cash proceeds compared to the eligible expenses subsidized by the convention numbered 8436 (CYAD-211 Immunicy) recognized in 2020 for €1.6 million. The increase related to this new convention is partially offset by the reversal of deferred revenue related to the Federal Belgian Institute for Health Insurance Inami (€0.2 million) based on subsidized expenses recognized in 2020 and the reimbursement of the excess of the cash proceeds received on a grant from European (FP7) authorities for €0.2 million for which an accrual had been already been recorded in previous year following an audit of eligible expenses related to this convention.
Other current liabilities increase of €1.1 million is mainly explained by the establishment of an accrual in 2020 to cover for a €1.0 million reimbursement of R&D tax credit related to an assessment resulting from an audit of fiscal years 2013 and 2014. While management plans to appeal the assessment, currently management has determined that it is probable that reimbursement will be required.
No discounting was performed to the extent that the amounts do not present payments terms longer than one year at the end of each financial year presented.